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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005
                                                          ---------------

                                 SMARTPROS LTD.
                                 --------------

             (Exact name of Registrant as specified in its charter)

            Delaware                    001-32300             13-4100476
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)



          12 Skyline Drive
         Hawthorne, New York                                    10532
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 (Address Of Principal Executive Office)                      (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 10, 2005, we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing our financial results for the three and six month periods ended June 30, 2005.


ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) EXHIBITS.

           EXHIBIT
             NO.                          DESCRIPTION
           -------                        -----------

            99.1       Press   release,   dated  August  10,  2005,   announcing
                       financial results for the three and six month periods ended June 30, 2005.


         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                SmartPros Ltd.

Dated:   August 11, 2005                        By: /s/ ALLEN S. GREENE
                                                    ----------------------------
                                                    Allen S. Greene,
                                                    Chief Executive Officer


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